                                                                    EXHIBIT 10.6

                                 LEASE AGREEMENT

PREMISES:                      Colony Center
                               2990 Gateway Drive
                               Suite 500
                               Norcross, GA 30071

LESSOR:                        Connecticut General Life Insurance Company

LESSEE:                        Computer Source, Inc.

DATE:                          July 7, 1994

                                TABLE OF CONTENTS

Premises  ....................................................................1

Term  ........................................................................1

Rental  ......................................................................1

Security Deposit  ............................................................2

Use  .........................................................................3

Lessor's Care  ...............................................................3

Lessee's Care  ...............................................................3

Inspections  .................................................................3

Default and Remedies  ........................................................4

Personalty of Lessee  ........................................................5

Possession  ..................................................................5

Utilities  ...................................................................5

Assignment and Subletting  ...................................................5

Destruction or Damage  .......................................................6

Eminent Domain  ..............................................................6

Alterations and Improvements  ................................................6

Insurance  ...................................................................7

Exterior Signs  ..............................................................7

Attorney's Fees  .............................................................7

Holding Over  ................................................................7

Surrender of Premises  .......................................................7

Notices  .....................................................................8

Parties  .....................................................................8

Parking Spaces and Driveways  ................................................8

Subordination  ...............................................................8

Governmental Orders  .........................................................9

Improvements  ................................................................9

Estoppel Certificates  .......................................................9

Protective Covenants  ........................................................9

Liability  ...................................................................10

Time is of the Essence  ......................................................10

Lessor's Estate  .............................................................10

Broker Indemnification  ......................................................10

Rules and Regulations  .......................................................10

Special Stipulations  ........................................................11


Exhibit "A" - Floor Plan
Exhibit "B" - Property Description
Exhibit "C" - Plans and Specifications
Exhibit "D" - Rules and Regulations
Exhibit "E" - Expansion Space Addendum
Exhibit "F" - Tenant Signage Criteria

                           STANDARD OFFICE LEASE FORM

THIS LEASE AGREEMENT, (the "Lessor") is made this 7th day of July, 1994, by and between Connecticut General Life Insurance Company, on behalf of its separate Account R ("Lessor"); and Computer Source, Inc., a South Carolina Corporation (the "Lessee").

                                   WITNESSETH:

                                  1. PREMISES

Lessor does hereby rent and lease to the Lessee, and Lessee does hereby rent and hire from Lessor, that certain space containing approximately 17,102 square feet of space, as shown on floor plan attached hereto as Exhibit A and incorporated hereby by this reference (such space being hereinafter referred to as the "Premises"). The Premises are located in Lessors' building (hereinafter referred to as the "Building") known as 2990 Gateway Drive Suite 500, Norcross, GA 30071 and which is referenced by property description in Exhibit "B" attached hereto.

                                    2. TERM

The term of this Lease shall be for a period of Sixty (60) months, commencing on August 15, 1994 (the "Commencement Date") and ending on August 14, 1999 (the "Termination Date") at midnight unless sooner terminated as hereunder provided or unless such commencement and termination dates are adjusted as herein provided.

                                   3. RENTAL

Lessee shall pay to Lessor at P.O. 102228, Atlanta Georgia 30368-0228, or at such other place Lessor may designate in writing, a Base Rental of See Paragraph #35, payable in equal monthly installments of -See Paragraph #35, to be paid without notice, demand, deduction, or offset on the first day of each calendar month in advance. Rental payments not received by Lessor within ten (10) calendar days after the due date thereof shall be subject to a late charge payable by Lessee in an amount equal to five percent (5%) of such past due rental. Lessee shall pay to Lessor an amount equal to Eight Thousand One Hundred Ninety Four Dollars and 71/100 ($8,194.71) on the date of Lessee's execution of this Lease. This amount shall be applied towards base rental due for the first
(1st) month of this Lease Agreement. Rental for any portion of a month shall be on any other day other than the first day of any calendar month or end on any day other than the last day of any calendar month.

(a) Commencing in the calendar year 1995 and continuing thereafter during each year of the term of this Lease, in the event Lessor's per square foot cost of real estate taxes, sanitary taxes, general and special assessments on the Building and on the land on which the Building is located increases above 1994 costs, then Lessee shall pay to Lessor as additional rent the amount of such increase. The term "taxes" shall include every type of tax, charge or impost assessed against the Building, or upon the land upon which the Building is located or upon the operation of the Building together with any and all reasonable costs protesting and reducing taxes and legal fees incident therewith, excepting only income taxes imposed upon Lessor.

(b) Commencing in the calendar year 1995 and continuing thereafter during each year of the term of this Lease, in the event Lessor's per square foot cost of fire and casualty and liability insurance on the Building increases above 1994 costs, then Lessee shall pay to Lessor as additional rent the amount of such increase to Lessor computed by multiplying the number of square feet in Premises by the amount of such increase. The term "insurance" shall include all fire and extended casualty insurance on title Building and all liability coverage on the grounds, sidewalks, driveways, parking areas and any other exterior or interior areas, together with such other insurance protection as are from time to time reasonably deemed necessary by Lessor.

(c) Lessor shall notify in writing, on or reasonably after Lessor's annual receipt of insurance and tax billings of the amount of any such increase over the preceding calendar year in insurance and taxes pursuant to paragraph 3(a) and 3(b) above, and Lessee shall pay the amount of such increase to Lessor as additional rent within thirty (30) days after delivery of such notice to Premises or receipt there-of by Lessee. Lessor shall make its reasonable efforts to ensure that taxes on the Building are as low as possible and that the fire and casualty and liability insurance is competitively priced.

(d) Lessee agrees to pay as additional rent, as hereinafter provided, its share of reasonable expenses incurred by Lessor at its discretion, for the operation and maintenance of the common areas, including, without limiting the generality of the foregoing, cost incurred for lighting, painting, cleaning, traffic control, policing, inspection, landscaping and repairing and replacing the common areas, or any part thereof together with a reasonable allowance for Lessor's direct overhead, and any and all water consumed on the Premises which is not separately metered to the Lessee. The share to be paid by the Lessee shall be that percentage of the cost of operation and maintenance of the common areas which the gross rentable area of the Premises bears to the gross rentable area of the buildings known as Colony Center which percentage shall be equal to 17,102 / 220,553 = 7.75%.(*: Comment Illegible) Such common area maintenance expense shall be billed by the Lessor to the Lessee monthly based upon the estimated annual cost of operation and maintenance of the common areas during the term of this Lease and Lessee shall pay such common area maintenance expense charges to Lessor as additional rent within thirty (30) days after delivery of such billing to Premises of a receipt thereof by Lessee. Lessor may, at its option, make monthly or other periodic charges based upon the estimated annual cost of operation and maintenance of the common areas. Within ninety days (90) after the end of each such calendar year, or as soon thereafter as is reasonably practical, Lessor will furnish to Lessee a statement of expenses relating to the common areas for such year, such statement to be prepared in accordance with generally accepted accounting principles and to include Lessee's proportionate share of the actual expenses relating to common areas, computed as herein provided. If such statement shows an amount owing to Lessor that is less than payments for such calendar year previously made by Lessee, Lessee shall receive a credit against the next monthly common area maintenance expense to be paid by Lessee. If such statement shows an amount owed by Lessee, Lessee shall pay the deficiency to Lessor within thirty (30) days after delivery of such statement. Lessee's obligation to pay Lessee's proportionate share of common area maintenance expenses and Lessor's obligation to make adjustments and settlements with respect thereto shall survive any expiration or other termination of this Lease.

                               4. SECURITY DEPOSIT

                             (INTENTIONALLY OMITTED)

                                     5. USE

Lessee shall occupy and use the Premises for office and general storage and for no other purpose or use. The Premises shall not be used for illegal purposes; nor in violation of any regulation of any governmental body; not in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or the Building. Lessee agrees, at its own expense, to promptly comply with any and all municipal, county, state and federal statutes, regulations, and/or requirements applicable or in any way relating to its specific use and occupancy of the Premises, including the use, storage, handling, production or disposal of any "Hazardous Materials" (hereinafter defined) on, from, under or about the Premises to the extent that such Hazardous Materials are related to Lessee's specific use of the Premises. In addition, Lessor reserves the right to amortize capital expenses for non specific use compliance and pass such expenses through pro rata as common area charges provided, however, that such expenses shall be subject to the increase limitations outlined in Paragraph 3 (d) of this Lease Agreement. Hazardous Material shall mean any flammable substances, explosives, radioactive materials, hazardous materials, hazardous waste, toxic substances, pollutants, oil or other petroleum products, or related materials identified as such in any federal, state, or local statue, ordinance or regulation. If Lessee's use should increase the rate of insurance on the Premises or on the Building, then Lessee shall pay the entire amount of such increase within thirty (30) days after notification of same by Lessor.

                                6. LESSOR'S CARE

Lessor shall not be required to make any reasonable repairs or improvements to Premises except repairs to the foundation, exterior walls or roof of the Building as necessary for safety and tenantablity. Lessor shall present to Lessee and permit Lessee to seek enforcement of any warranties provided to Lessor in connection with any construction performed by Lessor within Premises.

                                7. LESSEE'S CARE

Lessee shall repair, maintain, replace as necessary and keep in good, clean and safe repair all portions of Premises and all equipment, fixtures and systems therein which are not specifically set forth as the responsibility of Lessor in Paragraph 6 of this Lease. Lessee's repairs and replacements shall include, without limitation, all electrical, plumbing, heating and air-conditioning systems, parts, components and fixtures; Lessee shall also promptly repair or replace all partitions and all glass and plate glass within Premises immediately when cracked or broken, and Lessee and Lessor shall indemnify the other and shall hold the other harmless against any damage or injury to Premises or the Building or to any person or property caused or contributed to by any act, omissions, or neglect of the other, any invitee, agent, affiliate, customer or client of the other or anyone in the other's or employ. Lessee shall make its reasonable efforts to at once report in writing to Lessor any defective condition known to Lessee which Lessor is required to repair, and failure to promptly report such defects shall made Lessee liable to Lessor for any liability incurred by Lessor by reason of Lessee's failure to notify Lessor of such defects. In no event shall Lessee cause or allow any outside storage of trash, refuse, debris or anything else on the Premises, whether in the area of the dumpster or otherwise. Lessor, at Lessee's expense, shall keep in force a standard maintenance with a reputable heating and air conditioning service organization, a copy of said maintenance agreement to be provided to Lessee. Lessee, at its option, may assume the obligation for maintenance of the HVAC system under a maintenance agreement comparable to that provided by Lessor if it can do so at a lower price with a mutually acceptable heating and air conditioning service organization. Lessor will provide Lessee with all warranties applicable to HVAC system.

                                 8. INSPECTIONS

At reasonable hours and upon reasonable notice except in case of emergencies, Lessor hereby reserves to itself and its agents the right to exhibit the Premises to prospective purchasers to inspect the Premises to see that Lessee is complying with all its obligations hereunder, to make repairs required of Lessor or Lessee under the terms hereof, to make repairs or modifications to any adjoining space, to maintain, use, repair, and replace pipes, ducts, wires, meters and any other equipment, machinery, apparatus, and fixtures located within or without the Premises which service the Building or the Premises, to make alterations in and additions to the Building, and to enter upon the Premises for the foregoing purposes. Lessor agrees that it will not exhibit the Premises to prospective Lessees until 120 days before the expiration of this Lease Agreement.

                            9. DEFAULT AND REMEDIES

In the event that: (A) any rental specified in this Lease is not paid within ten
(10) calendar days after the giving of written notice by Lessor to Lessee that such rental is due and unpaid; (B) Lessee fails to comply with any other term, provision, condition, or covenant of this Lease or with any of the Rules and Regulations now or hereafter reasonably established by Lessor for the government of the Building and Lessee does not cure such failure within thirty (30) calendar days after the giving of written notice by Lessor to Lessee of such failure to comply; (C) any petition is filed by or against Lessee in bankruptcy and not dismissed within thirty (30) calendar days after the filing thereof or Lessee takes advantage of any debtor relief proceeding under any present of future law whereby the rental payable hereunder or any part thereof is or is proposed to be reduced or deferred; (D) Lessee becomes insolvent or makes a transfer in fraud of creditors; (E) Lessee makes an assignment for benefit of creditors; (F) a receiver is appointed for all or a substantial part of the assets of Lessee: (G) Lessee's Leasehold interest in Premises is levied upon under execution; thereupon, in any such events, Lessor shall have the right, at Lessor's election, to do any of the following, in addition and not in limitation of any other remedy permitted by law or by this Lease:

(i) Lessor shall have the immediate right of re-entry and may remove all property from the Premises to a warehouse or elsewhere at the cost of, and for the account of, Lessee, all without being deemed guilty of trespass, or becoming liable for any loss, damage or damages which may be occasioned thereby unless such is due to Lessor's gross negligence or willful misconduct;

(ii) Lessor may enter the Premises and make such alterations and repairs as may be necessary in order to relet the Premises;

(iii) Lessor, without terminating this Lease may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable or acceptable. Upon each reletting all rentals received by Lessor from such reletting all rentals received by Lessor from such reletting shall be applied; first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any unpaid costs and expenses of such reletting, including brokerage fees and attorney's fees, the costs of such alterations and repairs and lease considerations and incentives; third to the payment of the Base Rental due and unpaid hereunder; and fourth, the residue, if any shall be held by Lessor and applied in payments of further Base Rental and other additional rent or charges as the same may become due and payable hereunder. In no event shall Lessee be entitled to any excess rental received by Lessor over and above that which Lessee is obligated to pay hereunder, including Base Rental, additional rent and all other charges.

       Notwithstanding any such reletting without termination, Lessor may at any time thereafter terminate this Lease for such previous breach;

(iv) Lessor may terminate this Lease, in which event Lessee shall immediately surrender possession of the Premises, and Lessor may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Premises, reasonable attorneys' fees and costs, the value of any "free rent" and rental concessions, and the unamortized cost of Lessee improvements or allowances given to Lessee or made at Lessor's expense.

All sums due under this Lease shall bear interest at the lesser of a per annum rate of eighteen percent (18%) or the maximum lawful rate, from due date thereof until paid-in-full.

All rights and remedies of Lessor created or otherwise existing at law are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to exercise any other.

                            10. PERSONALTY OF LESSEE

Lessee shall not remove any personal property, fixtures or equipment from Premises at any time at which Lessee is in default under this Lease. If Lessee shall not remove all Lessee's effects from Premises at any expiration or other termination of this Lease, Lessor shall have the right, at Lessor's elections, to remove all or part of said effects in any manner that Lessor shall choose and store the same without liability to Lessee for ioss thereof, and Lessee shall be liable to Lessor for all expenses incurred in such removal and also for the cost of storage of said effects. All personal property of Lessee or Lessee's employees, agents, affiliates, or invitees, located in or brought upon Premises or any part of the Building shall be at the risk of the Lessee only, and Lessor shall not be liable to Lessee or any other part for any damages thereto or theft thereof resulting from any cause, except if caused by Lessor's willful acts or gross negligence.

                                 11. POSSESSION

Except as may be shown on the attached Exhibit "C" Plans and Specifications, Lessee accepts Premises in their present condition and as state for the uses intended by Lessee. If this Lease is executed before the Premises herein becomes ready for occupancy and Lessor cannot deliver possession of Premises by the time the term of this Lease is fixed herein to begin, Lessee hereby waives any claim for damages due to such delay, and Lessor hereby waives the right to receive any payment of rental until Lessor delivers possession to Lessee. Premises shall be deemed ready for occupancy when Lessor delivers to Lessee a certificate of occupancy for Premises issued by Gwinnett County or other applicable governmental authority. If any minor punchlist items exist, Lessor or Lessor's contractor shall complete such work within reasonable timeframes and at reasonable times that do not interrupt Lessee's business. After completion of the Premises and in accordance with the terms of the Lease, Lessor, within thirty (30) calendar days of occupancy, will furnish Lessee with a written statement requiring Lessee's signature thereby acknowledging Lessee's acceptance of the Premises and confirming the commencement date of the term of this Lease.

                                 12. UTILITIES

Lessee shall pay all utility bills, including without limitation all gas, electricity, fuel, light and heat bills for Premises, and Lessee shall pay all charges for garbage collection service and for all other sanitary services rendered to Premises or used by Lessee in therewith. If Lessee fails to pay any of said utility bills or charges for garbage collection or other sanitary services, Lessor shall have the right but not the obligation to pay the same, and such payment may be added to the rental of Premises next due as additional rental. Lessee shall strictly comply with all regulations, codes and regulations of Gwinnett County or other applicable governmental authority relative to the storage and collection of garbage and refuse. Lessee shall also provide pest control service to Premises at Lessee's expense and keep Premises free from pests.

                         13. ASSIGNMENT AND SUBLETTING

Lessee shall not, without the prior written consent (which shall not be unreasonably withheld) of Lessor endorsed thereon, assign this Lease or any interest thereunder, or sublet Premises or any portion thereof, or permit the use of Premises by any party other than Lessee. In the event that during the term of this Lease Lessee desires to sublease and introduces Lessor to a proposed replacement tenant for Lessee, which replacement tenant is of financial strength at least equal to that of Lessee and has a use for Premises and a number of employees reasonably consistent with that of Lessee's operation, the Lessor shall consider such replacement tenant and notify Lessee with reasonable promptness as to Lessor's choice, at Lessor's sole discretion, of the following:

(1) That Lessor consents to a subleasing of Premises to such replacement tenant provided that Lessee shall remain fully liable for all of its obligations and liabilities under this Lease; or;

(2) That upon such replacement tenant's entering into a mutually-satisfactory new Lease for the Premises with Lessor, then Lessee shall be released for all further obligations and liabilities under this Lease (excepting only any unpaid rentals or any unperformed covenants then past due under this Lease); or;

(3) That Lessor declines to consent to such sublease due to insufficient or unsatisfactory documentation furnished to Lessor to establish Lessee's financial strength and proposed use of and operations upon Premises.

In no case may Lessee assign any options granted to Sublessees or Assignees hereunder, all such options being deemed personal to Lessee and exercisable by Lessee only.

                           14. DESTRUCTION OR DAMAGE

Should entire Premises or a substantial portion thereof be damaged by fire or other casualty to such an extent that rebuilding or repairs cannot reasonably be completed in Lessor's sole judgement, within one hundred eighty (180) calendar days of the date of such Casualty, then either Lessor or Lessee shall have the right with a period of thirty (30) calendar days following such casualty to terminate this Lease by written notice to the other, in which event all rental payable under this Lease shall be abated from the date of such Casualty and this Lease shall end. However, if such damage or- destruction can be repaired or `replaced within such one hundred eighty (180) day period, Lessor shall make such repairs or replacements with reasonable promptness and dispatch and, rental will abate in such proportion as the Premises have been damaged and untenantable, and Lessor will restore the Premises as speedily as practical, whereupon full rent will resume. In no event will Lessee be entitled to terminate this Lease or be entitled to an abatement of rent if the damage or destruction to the Premises, whether total or partial, is a result of the negligence or willful misconduct of Lessee, its agents, employees, contractors, invitees, and licensees.

                               15. EMINENT DOMAIN

If the whole or any substantial part of Premises shall be taken or condemned (including without limitation a sale in lieu of condemnation) by any competent authority for any public use or purpose, then, in that event, the term of this Lease shall cease and terminate from the date on which possession of the part so taken shall be acquired for such use or purpose; the full amount of any resulting condemnation award shall be paid to Lessor and rental shall be accounted for between Lessor and Lessee as of the date of such taking. However, if only an insubstantial, in Lessor's reasonable opinion, portion of Premises is so taken and Premises are not untenantable, then Lessor shall repair any damage caused by such taking with reasonable promptness and dispatch and shall allow Lessee an abatement or reduction in rental hereunder for such time as such portion of Premises is untenantable, and this Lease shall not be otherwise affected.

                        16. ALTERATIONS AND IMPROVEMENTS

Lessee shall make no alterations in, or additions to, the Premises without first obtaining Lessor's written consent thereto, which consent shall not be unreasonably withheld. No alterations shall lessen the value of Premises or cause expenses to Lessor at the termination of the Lease. In no event shall any work be done for Lessor's account or in any way which would allow a lien to be placed against Premises; any such lien shall create a default of Lessee under this Lease if not removed or lawfully bonded within ten (10) calendar days following lessor's discovery thereof. All additions, fixtures and improvements, whether temporary or permanent in character (except only the movable office furniture of Lessee) made in or upon Premises, either by Lessee or Lessor, shall be Lessor's property and shall remain upon Premises at the termination of this Lease without compensation to Lessee.

                                 17. INSURANCE

Lessee shall obtain and maintain in force throughout the term of this Lease general public liability insurance in the amount of not less than $1,000,000.00 for any one injury (including death) to persons nor property of not less than $1,000,000.00 for any one casualty and of not less than $1,000,000.00 for property damage. Said policy shall name both Lessor and Lessee as additional insured and shall contain a provision requiring the insurer to give Lessor at least thirty (30) calendar days prior written notice before any termination or expiration of said policy for any reason. Prior to the commencement of this Lease and prior to the expiration of each term of such policy, Lessee shall deliver to Lessor the original of such policy or a proper certificate from the insurer.

Lessee hereby agrees to insure the contents of Premises including any improvements or betterment to the extent Lessee deems satisfactory in Lessee's sole discretion; and Lessor shall have no responsibility whatsoever for any damage, theft, or other casualty to or involvement in such contents unless due to Lessor's willful acts or gross negligence.

                               18. EXTERIOR SIGNS

Except as described in exhibit "F" Tenant Sign Criteria Lessee shall place no signs upon the outside of the Premises unless consented to in writing by Lessor. Any and all signs shall be maintained in compliance with applicable governmental rules and regulations governing such signs, and Lessee shall be responsible to Lessor for any damage caused by installation, use, or maintenance of said signs. Lessee agrees upon removal of said signs to repair all damage incident thereto. No advertisement, sign, or other notice shall be inscribed, painted, or fixed on any part of the outside or inside of the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessors Tenant Signage Criteria is further detailed in Exhibit "F".

                              19. ATTORNEY'S FEES

Lessee agrees to pay all attorney's fees and expenses incurred by the Lessor in enforcing any of the obligations of the Lessee under this Lease, or in any litigation or negotiation in which the Lessor shall, by virtue of this Lease or Lessor's ownership of the Building, become involved through or on account of the Lease.

                                20. HOLDING OVER

If Lessee holds over after the term hereof, with or without the express or implied consent of Lessor, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case basic monthly rent shall be payable at the rate of one hundred and fifty percent (150%) of the rent specified in Paragraphs 3 and 35 hereof for the last month of the Lease term or any extensions thereof, and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein. Lessor and Lessee do agree that for the first month of any holding over period the rent shall be One Hundred Twenty Five percent (125%) of the rent specified in Paragraphs 3 and 35 hereof for the last month of the Lease term or any extensions thereof. Nothing contained in this Paragraph 20 shall be construed as consent by Lessor to any holding over by Lessee and Lessor expressly reserves the right to require Lessee to surrender possession of the Premises to Lessor as provided in Paragraph 21 hereof upon expiration of the term of this Lease or other termination of this Lease.

                           21. SURRENDER OF PREMISES

At termination of this Lease, Lessee shall surrender Premises and keys thereof to Lessor in at least as good as condition as at commencement of the term, natural wear and tear only excepted.

                                  22. NOTICES

All notices as provided herein shall be mailed via registered/return receipt requested or certified mai~l to the following:

Lessee's Representative:                    Computer Source, Inc
                                            2990 Gateway Drive
                                            Norcross GA 30071

Lessor's Representative:                    Peterson Properties
                                            2849 Paces Ferry Road
                                            Suite 700
                                            Atlanta GA 30339

                                  23. PARTIES

"Lessor" as used in this Lease shall include Lessor's assigns and successors in title to Premises. "Lessee" shall include Lessee and, if this Lease shall be validly assigned or sublet, shall include such assignee or sublessee, its successors and permitted assigns. "Lessor" and "Lessee" shall include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

                        24. PARKING SPACES AND DRIVEWAYS

Lessee shall have the right of ingress and egress over the driveways located on or in close proximity to Premises or the Building. If Premises occupy less than all of the Building, all driveways and parking areas shall be used by Lessee jointly with Lessor and Lessor's other tenants, their agents, customers and invitees, and Lessee hereby agrees not to park on nor block said driveways but in designated areas only.

                               25. SUBORDINATION

This Lease shall be subordinated to the right, title and interest of any lender or other party holding a security interest in or lien upon Premises under any and all security deed or mortgages presently encumbering Premises or the Building and to any and all other security deeds or mortgages hereafter encumbering Premises or the Building. Lessee shall, at any time hereafter, on the demand of Lessor or the holder of such security deed mortgage, execute any instruments, which may reasonable be required by such secured party for the purpose of evidencing Lessee's subordination of this Lease to the lien or security interest of such secured party. *(See par. 42) In the event of the termination if this Lease through foreclosure of any security deed or mortgage to which this Lease is subordinated, Lessee shall, upon the demand of the purchaser of Premises or the Building at foreclosure sale, attorn to and enter into a new Lease with such purchaser for the unexpired term of this Lease at the same rent and under the same provisions of this Lease.

                            26. GOVERNMENTAL ORDERS

Lessee, at Lessee's expense, shall comply with all laws and ordinances, and all rules, order and regulation of all governmental authorities and of all insurance bodies, at any time duly issued or in force, applicable to the Premises or any part thereof or the Lessee's use thereof, except that Lessee shall not hereby be under any obligation to comply with any law, ordinance, rule, order or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of Lessee, or is attributable to the use or manner of use to which Lessee puts the Premises, or is required by reason of a breach of any of Lessee's covenants and agreements hereunder. Where any structural alteration of or in connection with the Premises is required by any such law, ordinance, rule order, or regulations, and by reason of the express exception herein above contained, Lessee is not under any obligation to make such alteration, then Lessor shall have the option of making such alteration and paying the cost thereof or of terminating this Lease and the term and estate hereby granted by giving to Lessee not less than sixty (60) days prior written notice of such termination; provided, however, that if within fifteen (15) days after the giving by Lessor of its notice of termination as aforesaid, Lessee shall give written notice to Lessor stating that Lessee elects to make such alteration at the expense of Lessee, then such notice of termination shall be ineffective provided that Lessee, at Lessee's expense, shall, concurrently with the giving of such notice to Lessor, execute and deliver to Lessor Lessee's written undertaking, with a surety and in form and substance satisfactory to Lessor, obligating Lessee to promptly and duly make such alteration in a manner satisfactory to Lessor and to save Lessor harmless from any and all costs, expense, penalties and/or liabilities (including, but not limited to, accountants' and attorneys' fees) in connection therewith or by reason thereof; and Lessee covenants and agrees that, after so electing to make any such alteration, Lessee will, at Lessee's expense, and incompliance with all covenants, agreements, terms, provisions and condition of this Lease, make such alteration, and Lessee, at Lessee's expense, will promptly and duly perform all the condition of such undertaking and that all such conditions of such undertaking shall be deemed to constitute provisions of this Lease to be kept or performed on the part of Lessee with the same force and effect as if the same had been set forth herein.

                                27. IMPROVEMENTS

Lessor shall perform all work and furnish all materials necessary to complete the Premises in accordance with the Lessee Improvement attached hereto as Exhibit "C". All improvement shall be done in an workmanlike manner using first class materials and goods. Lessee reserves the right to request change orders for any additional improvements or alterations. Such changes shall be subject to the approval of Lessor which approval shall not be unreasonably withheld. Except as otherwise noted in this Paragraph, the Premises shall be improved as specified in Exhibit "C".

                           28. ESTOPPEL CERTIFICATES

From time to time during the term, or any renewal thereof, Lessee, on request of Lessor given in writing not less than twenty (20) days prior to the desired date of such certification, shall execute, acknowledge, and deliver to Lessor, a statement in writing which certifies that: (a) this Lease is unmodified and is in full force and effect (or if there shall have been modifications, that this Lease is in full force and effect as so modified and stating such modification); (b) the dates to which rental hereunder and all other charges have been paid and whether any such payment represents payment in advance; and
(c) to the best knowledge of the individual executing the statement, after due inquiry, no default of Lessor in the performance of any covenant, agreement, or condition has occurred, and remains uncured or has been waived or, if default has occurred, being the intention of Lessor that the statement or statements to be delivered from time to time in accordance herewith may be relied upon by any person to whom such statement may be delivered by Lessor.

                            29. GOVERNMENTAL ORDERS

                             (Intentionally Omitted)

                                 30. LIABILITY

Anything in this Lease to the contrary notwithstanding, Lessee agrees that it shall look solely to the estate and property of Lessor in the land and the Building and any insurance proceeds thereof (subject to the prior rights of any mortgagee or security deed holder) for the collection of any judgement or other judicial process requiring a payment of money by Lessor in the event of any default or breach by Lessor with respect to their terms, covenants and conditions of this Lease to be observed and/or performed by Lessor and no other assets of Lessor shall be subject to levy, execution or other procedures for the satisfaction of Lessee's remedies. Lessee acknowledges herein that at the time of execution of this Lease Agreement, Lessor's interest in the land and building is not less than $100,000.00. In the event Lessor transfers or assigns this Lease, except as collateral security for a loan, upon such transfer or assignment, Lessor shall thereupon be released of all further liability and obligations hereunder.

                           31. TIME IS OF THE ESSENCE

Time is of the essence with respect to the performance of each of the covenants and agreements of this Lease.

                              32. LESSOR'S ESTATE

This contract shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only a usufruct, not subject to levy and sale.

                           33. BROKER INDEMNIFICATION

Lessee represents and warrants to Lessor that (except with respect to Sonenshine Enterprises, who has been identified for Lessor by Lessee in writing prior to Lessor's execution of this Lease and with whom Lessor has entered into a separate brokerage agreement) no broker, agent, commission salesman, or other person has represented Lessee in the negotiations for and procurement of this Lease and of the Premises and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman, or other person. Lessee agrees to indemnify Lessor against and hold Lessor harmless from any and all claims, suits, or judgments (including without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits, or judgements or in connection with the enforcement of this indemnity) for any fees, commissions, or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship with Lessee (except with respect to the broker(s) or other person(s) or firm(s) excluded above from Lessee's representation and warranty of no broker).

                           34. RULES AND REGULATIONS

                    (See Exhibit "D"- Rules and Regulations)

                            35. SPECIAL STIPULATIONS

Insofar as the Special Stipulations attached hereto and incorporated herein conflict with any of the foregoing provisions, said Special Stipulations shall control.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, the day and year first above written.

                          LESSOR: Connecticut General Life Insurance Company,
                                  on behalf of its separate Account R
                                  By: CIGNA Investments, Inc.

                          By: /s/ Stephen J. Olstein
                              ----------------------------------

                          Its: Managing Director
                               ---------------------------------

                          LESSEE: Computer Source, Inc., a South
                                  Carolina Corporation

                                  ---------------------------------


                                  By: (Illegible)
                                     ------------------------------

                                  Its: President
                                      -----------------------------

                                  Attest:
                                         --------------------------

                                  Its:
                                       ----------------------------
                                            (Corporate Seal)

                                  Date:
                                       ----------------------------

                              SPECIAL STIPULATIONS

                                   36. RENTAL

For the term of this Lease, Lessee shall pay Lessor a base rental as follows:

a) From August 15, 1994 through August 14, 1995 the base rental shall be Ninety Eight Thousand Three Hundred Thirty Six and 50/100 Dollars ($98,336.50), paid in twelve (12) equal monthly installments of Eight Thousand One Hundred Ninety Four and 71/100 Dollars ($8,194.71).

b) From August 15, 1995 through Augst 14, 1996, the base rental shall be One Hundred Three Thousand Two Hundred Fifty Three and 33/100 Dollars ($103,253.33), paid in twelve (12) equal monthly installments of Eight Thousand Six Hundred Four and 44/100 Dollars ($8,604.44 ).

c) From August 15, 1996 through August 14, 1997, the base rental shall be One Hundred Eight Thousand Four Hundred Fifteen and 99/100 Dollars ($109,415.99), paid in twelve (12) equal monthly installments of Nine Thousand Thirty Four and 67/100 Dollars ($9,034.67 ).

d) From August 15, 1997 through August 14, 1998, the base rental shall be One Hundred Thirteen Thousand Eight Hundred Thirty Six and 79/100 ($113,836.79) , paid in twelve (12) equal monthly installments of Nine Thousand Four Hundred Eighty Six and 40/100 ($9,486.40).

e) From August 15, 1998 through August 14, 1999, the base rental shall be One Hundred Nineteen Thousand Five Hundred Twenty Eight and 63/100 ($119,529.63), paid in twelve (12) equal monthly installments of Nine Thousand Nine Hundred Sixty and 72/100 ($9,960.72).

                        37. CONSTRUCTION OF IMPROVEMENTS

Prior to the Commencement Date, Lessor and Lessee agree to cause to be constructed certain improvements to the Premises in accordance with the Plans and Specifications attached as Exhibit "C".

Lessor, at its sole cost and expense, shall pay for development of the Plans and Specifications (the "Final Plans") (Exhibit "C") which agreement shall be indicated by a signature of a representative of both Lessor and Lessee on said Plans and Specifications. When signed, the Plans and Specifications become part of the Lease as though set forth in full, and no changes in the Plans and Specifications shall be made unless written change orders are signed by both Lessor and Lessee.

Lessor shall (subject to the provisions of the following paragraph) construct the Lessee improvements (the "Improvements") in accordance with the Plans and Specifications as provided in the preceding paragraph. All costs associated with construction shall be borne by Lessor. Lessor shall construct the Improvements subject to the Plans and Specifications and shall deliver the Premises to Lessee ready for occupancy within thirty (30) days after obtaining a building permit. Said permit to be obtained by Lessor's contractor no,more than five (5) days after receipt of both (a) a fully executed Lease Agreement and (b) Acceptance of Plans and Specifications by Lessee as indicated by Lessee's signature.

Lessor shall perform all work and furnish all materials necessary to complete the Premises in accordance with the Plans and Specifications. All improvements shall be done in a workmanlike manner using first class materials and goods.

Lessee reserves the right to request change orders for any additional improvements or alterations. Such changes shall be subject to the approval of Lessor which approval shall not be unreasonably withheld. All costs associated with changes requested by Lessee shall be borne by Lessee. Except as otherwise noted in this paragraph, the Premises shall be as specified in Exhibit C. To the best of its knowledge, Lessor represents that no material currently classified as environmentally hazardous was or will be used in the construction of the Building or the Premises.

                           38. ALTERATIONS OR REPAIRS

Notwithstanding anything contained in this Lease to the contrary, Lessee shall not make any additions, alterations, replacements, improvements or other modifications (collectively, "Alterations") to the leased premises without the prior written consent of Lessor, which consent may be withheld in Lessor's sole discretion, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the leased premises. Any approval by Lessor of or consent by Lessor to any plans, specifications or other items to be submitted to and/or reviewed by Lessor pursuant to this Lease shall be deemed to be strictly limited to an acknowledgement of approval or consent by Lessor thereto and, whether or not the work is performed by Lessor or by Lessee's contractor, such approval or consent shall not constitute the assumption by Lessor of any responsibility for the accuracy, sufficiency or feasibility of any plans, specifications or other such items and shall not imply any acknowledgement, representation or warranty by Lessor that the design is safe, feasible, structurally sound or will comply with any legal or governmental requirements, and Lessee shall be responsible for all of the same.

                               39. HVAC AGREEMENT

Lessor agrees to separately meter the space, service all HVAC and mechanical systems by a reputable company. Lessor shall provide Lessee with documentation of said service and further agrees to warrant all HVAC systems for six (6) months to be free of mechanical defects provided Lessee changes the filters quarterly. Lessor agrees to contribute one-half (1/2) of the expenses in excess of five hundred dollars ($500.00) for replacement of HVAC parts and equipment per occurrence that takes place during the initial term set forth herein provided Lessor has consented to such repairs and any malfunction or damage requiring repair is not a result of Lessee's negligence.

                         40. EARLY TERMINATION OPTIONS

a) Provided Lessee is not in default of this Lease Agreement, and notwithstanding any other provisions of this Lease, Lessee shall have the right to cancel this Lease at the expiration of the third (3rd) year of the ten-n hereof, by giving Lessor written notice of its intent to so cancel the Lease, and paying to Lessor with such notice the sum of Sixty Thousand Dollars ($60,000.00). Lessor must exercise its cancellation rights by giving such notice at least One Hundred Fifty (150) days prior to the expiration of the third (3rd) year of the term hereof.

b) Provided Lessee is not in default of this Lease Agreement, and notwithstanding any other provisions of this Lease, Lessee shall have the right to cancel this Lease at the expiration of the fourth (4th) year of the term hereof, by giving Lessor written notice of its intent to so cancel the Lease, and paying to Lessor with such notice the sum of Thirty Thousand Dollars ($30,000.00). Lessor must exercise its cancellation rights by giving such notice at least One Hundred Fifty (150) days prior to the expiration of the fourth
(4th) year of the term hereof.

                                 41. EXPANSION

Lessor hereby grants Lessee an option to lease Nine Thousand One Hundred Twenty Six (9,126) square feet of space in Suite 200 of the Building identified and described in Exhibit "E", attached hereto and incorporated herein by reference, which space is now occupied by New View Sunrooms, Inc. ("NVSI"). Such option shall be granted provided NVSI does not, on or before December 1, 1996, execute an amendment to extend its Lease Agreement with Lessor. If such amendment has not been executed, Lessee shall have until December 31, 1996 to exercise this option to lease the NVSI space. Upon exercise of this option, Lessor shall deliver such expansion space to Lessee, as is, ready for Lessor's occupancy between June 1, 1997 and July 31, 1997. The term for such expansion space pursuant to this option shall be coterminous with the term of this Lease, and the base rent paid with respect to such expansion space shall be the base rental per square foot then being paid under this original Lease. All other terms and conditions shall be the same as this Lease (however, no Tenant Improvement Allowance shall be provided by Lessor).

In all instances where Lessor is asked to consider Lessee's expansion needs, Lessor shall make its reasonable effort to lease Lessee the space it needs.

                                 42. EXTENSIONS

Provided Lessee is not in default of this Lease Agreement, Lessee shall have the option to extend the term for an additional five (5) years under the same terms and conditions contained herein except the space shall be leased "as is" with no improvements being made by Lessor and the base rental to be paid shall be as follows:

             Year 6:          $7.34 per square foot
             Year 7:          $7.71 per square foot
             Year 8:          $8.09 per square foot
             Year 9:          $8.50 per square foot
             Year 10:         $8.92 per square foot


To exercise this option, Lessee must give Lessor written notice at lease 180 days prior to the expiration of the initial term set forth herein.

                               43. SUBORDINATION

The following is added after the word "party" in line 7 of paragraph 25:

"Provided however, as a condition to this subordination provision, Lessor shall obtain from any such mortgagee an agreement in writing, which shall be delivered to Lessee, providing in substance that, so long as Lessee shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, its tenancy shall not be disturbed, nor shall this Lease be affected by any default under such mortgage, and in the event of foreclosure or any enforcement of any such mortgage, the Purchaser at such foreclosure sale shall be bound to Lessee for the term of this Lease, the rights of Lessee hereunder shall expressly survive, provided however, that Lessee fully performs all of its obligations hereunder."

                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease, made and entered into as of this 29th day of June, 1999 by and between Crocker Realty, L.P. (hereinafter referred to as "Lessor"), Successor in interest to Connecticut General Life Insurance Company, a Delaware limited liability company, and EMTEC, Inc., a New Jersey corporation (hereinafter referred to as "Lessee"), Successor in interest to Computer Source, Inc., a South Carolina corporation.

                                   WITNESSETH:

Whereas, Lessor's predecessor in interest and Lessee entered into a Lease Agreement dated as of July 7, 1994, for the Premises located in Suite 500 at 2990 Gateway Drive, Norcross, Georgia 30071, containing 17,102 square feet (such Lease Agreement as so amended by the First Amendment is hereinafter referred to as the "Lease");

Whereas, Lessor and Lessee desire to further amend the Lease in certain respects:

Now, Therefore, in consideration of the Premises, the sum of Ten and no/100 Dollars ($10.00) in hand paid by Lessee to Lessor, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Paragraph 2 of the Lease shall be further amended to extend the term an additional sixty (60) months beginning August 15, 1999 and ending August 14, 2004.

2. Special Stipulations #35 of the Lease shall be further amended to increase the Annual Base Rental as follows:

       -------------------------------------------------------------------------------------------------
                Period                 Per Square Foot            Annual                 Monthly
       -------------------------------------------------------------------------------------------------
          08/15/99 - 08/14/00               $7.34                $125,528.68            $10,460.72
       -------------------------------------------------------------------------------------------------
          08/15/00 - 08/14/01               $7.71                $131,805.11            $10,983.76
       -------------------------------------------------------------------------------------------------
          08/15/01 - 08/14/02               $8.09                $138,395.37            $11,532.95
       -------------------------------------------------------------------------------------------------
          08/15/02 - 08/14/03               $8.50                $145,315.14            $12,109.59
       -------------------------------------------------------------------------------------------------
          08/15/03 - 08/14/04               $8.92                $152,580.90            $12,715.07
       -------------------------------------------------------------------------------------------------

3. Paragraph 22 of the Lease shall be further amended to change Lessor's address for notice to:

              Crocker Realty Trust, L.P.
              433 Plaza Real, Suite 335
              Boca Raton, FL 33432
              Attn:  Richard Ackerman
              Telephone: (561) 395-9666
              Facsimile: (561) 394-7712

         With a copy to:

              Crocker Realty, L.P.
              2675 Paces Ferry Road, Suite 320
              Atlanta, GA 30339
              Attn: Christopher L. Becker
                    Senior Vice President
              Telephone: (770) 435-9900
              Facsimile: (770) 435-7080

         And change Lessee's address for notice to

              EMTEC, Inc.
              817 East Gate Drive
              Mt. Laurel, NJ 08054
              Attn: John P. Howlett
              Telephone: (609) 235-2121
              Facsimile: (609) 235-1666

         and change Lessor's representative (agent) address to:

              Lavista Associates, Inc.
              3201 Peachtree Corners Circle
              Norcross, GA 30092
              Attn: Ivan Smith
              Telephone: (770) 448-6400

4. Base Year:

         Lessee's Base Year for calculating Taxes and Insurance Increases on the Expansion Premises shall be 1994.

5. Additional Rent:

         Lessee shall pay estimated additional rent to Lessor in advance on or before the first day of each month in the amount of Nine hundred twenty-one and 26/100 dollars ($921.26) per month. Such Charges are subject to all terms and conditions set forth in Paragraph 3(d) of the Lease.

6. Improvements:

         Lessor agrees to repaint and recarpet the Premises at its sole cost and expense. Paint and carpet colors shall be selected by Lessee. Carpet shall be PETO 26 SQ/72 with rubber backing (S.P.E.C. 6'). High traffic areas (conference rooms, bullpens, and corridors) will receive carpet tiles.

7. Broker:

         Lavista Associates, Inc. is acting as agent for Lessor in this transaction and shall be paid a commission by Lessor. Lavista Associates, Inc. is not acting as agent in this transaction for Lessee. Sonenshine Enterprises is acting as agent for Lessee in this transaction and shall be paid a commission by Lessor. Sonenshine Enterprises is not acting as agent in this transaction for Lessor.

8. The provisions of Paragraph 38 of the Lease shall apply during the renewal period except that the Lessor shall not warrant the HVAC systems and equipment for any period of time. Lessor agrees to contribute one-half (1/2) of the expenses in excess of five hundred dollars ($500.00) for replacement of HVAC parts and equipment per occurrence provided any malfunction or damage requiring repair is not a result of Lessee's negligence.

9. Miscellaneous:

         Except as expressly amended hereby, tile Lease shall remain in full force and effect.

In Witness Whereof, the parties hereto have set their hand and seal as of the day and year first above written.

                                     Lessor:

Signed, Sealed and delivered         Crocker Realty, L.P., a Delaware limited
in the presence of:                  partnership

/s/ Kim A. Klamt                     By: CRT-GP, LLC, a Delaware limited
---------------------------------    liability company, its sole general partner
Printed Name: Kim A. Klamt
              -------------------

/s/ Jewane McBride                   By: Crocker Operating Partnership, L.P.,
---------------------------------    a Delaware limited partnership, its sole
Printed Name: Jewane McBride         member
              -------------------

                                     By: Crocker Realty Trust, Inc.,
                                         a Maryland corporation, its sole
                                         general partner

                                     By: /s/ Christopher L. Becker
                                         ------------------------------------
                                         Name: Christopher L. Becker
                                         Title: Vice President
                                                [Corporate Seal]

                                     Lessee:

Signed, Sealed and delivered         EMTEC, Inc., a New Jersey Corporation.
in the presence of:

                                     By:   /s/ John P. Howlett
                                           ---------------------------------
/s/ Sam Bhatt                        Name: John P. Howlett
---------------------------------          ---------------------------------
Printed Name:  Sam Bhatt             Its:  CEO
               ------------------          ----------------------------------

/s/ Robert T. Waite
---------------------------------
Printed Name: Robert T. Waite                     [Corporate Seal]
              -------------------